SAFE HARBOR: Some of the information contained in this presentation includes forward looking statements. Such statements are subject to a number of risks and uncertainties which could cause actual results in the future to differ materially and adversely from those described in the forward-looking statements. Investors should consult the Company's filings with the Securities and Exchange Commission for a description of the various risks and uncertainties which could cause such a difference before deciding whether to invest.

CONSOLIDATED STATEMENTS OF OPERATIONS
Washington Prime Group Inc.
(Unaudited, dollars in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018

Revenue:
Rental income (see components on page 4)	$156,230	$170,443	$319,503	$342,860
Other income (see components on page 4)	5,204	7,674	10,754	12,251
Total revenues	161,434	178,117	330,257	355,111

Expenses:
Property operating	(36,432)	(35,945)	(75,861)	(72,311)
Real estate taxes	(19,878)	(21,094)	(41,992)	(43,135)
Advertising and promotion	(2,025)	(2,240)	(3,918)	(4,011)
Total recoverable expenses	(58,335)	(59,279)	(121,771)	(119,457)
Depreciation and amortization	(71,816)	(63,796)	(138,194)	(125,090)
General and administrative	(13,124)	(11,191)	(27,249)	(20,845)
Ground rent	(195)	(198)	(398)	(395)
Total operating expenses	(143,470)	(134,464)	(287,612)	(265,787)

Interest expense, net	(39,143)	(34,701)	(75,973)	(69,045)
Gain on disposition of interests in properties, net	6,241	8,063	16,231	16,244
Income and other taxes	(229)	(601)	(585)	(1,086)
(Loss) income from unconsolidated entities, net	(1,713)	(895)	(1,761)	267

Net (loss) income	(16,880)	15,519	(19,443)	35,704
Net (loss) income attributable to noncontrolling interests	(3,126)	1,925	(4,022)	4,586
Net (loss) income attributable to the Company	(13,754)	13,594	(15,421)	31,118
Less: Preferred share dividends	(3,508)	(3,508)	(7,016)	(7,016)
Net (loss) income attributable to common shareholders	$(17,262)	$10,086	$(22,437)	$24,102

(Loss) earnings per common share, basic and diluted	$(0.09)	$0.05	$(0.12)	$0.13

SUPPLEMENTAL INFORMATION | 1

CONSOLIDATED BALANCE SHEETS
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

	June 30,	December 31,
	2019	2018
Assets:
Investment properties at cost	$5,911,090	$5,879,637
Construction in progress	55,924	35,068
	5,967,014	5,914,705
Less: accumulated depreciation	2,379,946	2,283,764
	3,587,068	3,630,941

Cash and cash equivalents	30,683	42,542
Tenant receivables and accrued revenue, net (see components on page 3)	77,656	85,463
Investment in and advances to unconsolidated entities, at equity	421,657	433,207
Deferred costs and other assets (see components on page 3)	189,975	169,135
Total assets	$4,307,039	$4,361,288

Liabilities:
Mortgage notes payable	$1,152,118	$983,269
Notes payable	984,392	982,697
Unsecured term loans	686,076	685,509
Revolving credit facility	218,573	286,002
Accounts payable, accrued expenses, intangibles, and deferred revenues (see components on page 3)	245,041	253,862
Distributions payable	2,992	2,992
Cash distributions and losses in unconsolidated entities, at equity	15,421	15,421
Total liabilities	3,304,613	3,209,752

Redeemable noncontrolling interests	3,265	3,265

Equity:
Stockholders' equity
Series H Cumulative Redeemable Preferred Stock	104,251	104,251
Series I Cumulative Redeemable Preferred Stock	98,325	98,325
Common stock	19	19
Capital in excess of par value	1,251,319	1,247,639
Accumulated deficit	(573,611)	(456,924)
Accumulated other comprehensive (loss) income	(5,932)	6,400
Total stockholders' equity	874,371	999,710
Noncontrolling interests	124,790	148,561
Total equity	999,161	1,148,271
Total liabilities, redeemable noncontrolling interests and equity	$4,307,039	$4,361,288

SUPPLEMENTAL INFORMATION | 2

SUPPLEMENTAL BALANCE SHEET DETAIL
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	June 30,	December 31,
	2019	2018

Tenant receivables and accrued revenue, net:
Straight-line receivable, net of reserve	$40,859	$38,874
Tenant receivable	15,720	13,430
Unbilled receivables and other	31,682	42,365
Allowance for doubtful accounts, net	(10,605)	(9,206)
Total	$77,656	$85,463

Deferred costs and other assets:
Deferred leasing and corporate improvements, net	$62,770	$74,260
In place lease intangibles, net	32,019	38,453
Acquired above market lease intangibles, net	15,782	18,827
Right of use asset (1)	13,663	—
Mortgage and other escrow deposits	49,593	18,542
Prepaids, notes receivable and other assets, net	16,148	19,053
Total	$189,975	$169,135

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$151,776	$156,685
Below market lease intangibles, net	59,156	66,651
Lease liability (1)	13,663	—
Deferred revenues and deposits	20,446	30,526
Total	$245,041	$253,862

(1) The new lease accounting standard effective January 1, 2019 required recognition on the balance sheet, of certain leases, which primarily relate to our corporate offices and property ground leases.

SUPPLEMENTAL INFORMATION | 3

COMPONENTS OF RENTAL INCOME, OTHER INCOME AND CORPORATE OVERHEAD
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018

Components of Rental Income:
Base rent	$106,696	$115,800	$216,489	$231,353
Mark-to-market adjustment	1,544	1,076	4,450	4,124
Straight-line rents	1,230	1,164	2,362	2,023
Temporary tenant rents	3,616	3,747	7,420	7,626
Overage rent	1,255	1,415	3,633	3,429
Tenant reimbursements	42,310	47,594	87,764	96,238
Lease termination income	626	258	1,412	2,024
Change in estimate of collectibility of rental income	(1,047)	(611)	(4,027)	(3,957)
Total Rental Income	$156,230	$170,443	$319,503	$342,860

Components of Other Income:
Sponsorship and other ancillary property income	$2,284	$2,054	$4,039	$3,703
Fee income	2,680	2,140	5,427	4,482
Other	240	3,480	1,288	4,066
Total Other Income	$5,204	$7,674	$10,754	$12,251

Components of Corporate Overhead:
General & administrative - other	$8,606	$10,343	$18,506	$19,258
General & administrative - internal leasing costs (1)	4,518	848	8,743	1,587
Internal corporate overhead allocated to operating expense	5,951	5,382	11,604	10,602
Total Corporate Overhead	$19,075	$16,573	$38,853	$31,447

(1) Certain internal leasing costs that were previously deferred are expensed to general and administrative costs under the new lease accounting standard that became effective January 1, 2019.

SUPPLEMENTAL INFORMATION | 4

RECONCILIATION OF FUNDS FROM OPERATIONS
Including Pro-Rata Share of Unconsolidated Properties
Washington Prime Group Inc.
(unaudited, dollars in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Funds from Operations ("FFO"):
Net (loss) income	$(16,880)	$15,519	$(19,443)	$35,704
Less: Preferred dividends and distributions on preferred operating partnership units	(3,568)	(3,568)	(7,136)	(7,136)
Real estate depreciation and amortization, including joint venture impact	81,691	73,355	157,905	143,554
Gain on disposition of interests in properties, net	—	(1,460)	—	(1,755)
FFO	$61,243	$83,846	$131,326	$170,367

Weighted average common shares outstanding - diluted	223,239	223,886	223,040	223,653

FFO per diluted share	$0.27	$0.37	$0.59	$0.76

Non-cash items included in FFO:
Non-cash stock compensation expense	$1,964	$2,519	$3,779	$4,261
Straight-line adjustment as an increase to minimum rents (1)	$1,507	$1,297	$2,994	$2,612
Straight-line and fair market value adjustment recorded as an increase to ground lease expense (1)	$485	$555	$969	$1,122
Fair value of debt amortized as a decrease to interest expense (1)	$925	$1,006	$1,849	$2,012
Loan fee amortization and bond discount (1)	$1,796	$1,821	$3,583	$4,842
Mark-to-market/inducement adjustment as a net increase to base rents (1)	$2,414	$1,300	$6,705	$5,858
Non-real estate depreciation (1)	$2,178	$2,415	$4,583	$4,972

(1) Includes the pro-rata share of the joint venture properties.

SUPPLEMENTAL INFORMATION | 5

RECONCILIATION OF NET OPERATING INCOME GROWTH FOR COMPARABLE PROPERTIES
Including Pro-Rata Share of Unconsolidated Properties
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
	2019	2018	Variance $		2019	2018	Variance $

Reconciliation of Comp NOI to Net (Loss) Income:
Net (Loss) Income	$(16,880)	$15,519	$(32,399)		$(19,443)	$35,704	$(55,147)

Loss (income) from unconsolidated entities	1,713	895	818		1,761	(267)	2,028
Income and other taxes	229	601	(372)		585	1,086	(501)
Gain on disposition of interests in properties, net	(6,241)	(8,063)	1,822		(16,231)	(16,244)	13
Interest expense, net	39,143	34,701	4,442		75,973	69,045	6,928
Operating Income	17,964	43,653	(25,689)		42,645	89,324	(46,679)

Depreciation and amortization	71,816	63,796	8,020		138,194	125,090	13,104
General and administrative	13,124	11,191	1,933		27,249	20,845	6,404
Fee income	(2,680)	(2,140)	(540)		(5,427)	(4,482)	(945)
Management fee allocation	80	—	80		84	(16)	100
Pro-rata share of unconsolidated joint ventures in comp NOI	17,374	18,113	(739)		34,818	35,429	(611)
Property allocated corporate expense	4,210	3,685	525		8,333	7,181	1,152
Non-comparable properties and other (1)	331	(2,733)	3,064		709	(2,828)	3,537
NOI from sold properties	7	(1,802)	1,809		14	(3,583)	3,597
Termination income	(626)	(258)	(368)		(1,412)	(2,024)	612
Straight-line rents	(1,230)	(1,164)	(66)		(2,362)	(2,023)	(339)
Ground lease adjustments for straight-line and fair market value	5	12	(7)		10	25	(15)
Fair market value and inducement adjustments to base rents	(1,487)	(1,072)	(415)		(4,387)	(4,114)	(273)
Less: Tier 2 and noncore properties (2)	(8,986)	(13,416)	4,430		(19,243)	(27,076)	7,833

Comparable NOI - Tier 1 and Open Air properties	$109,902	$117,865	$(7,963)		$219,225	$231,748	$(12,523)
Comparable NOI percentage change - Tier 1 and Open Air properties			-6.8%				-5.4%

(1) Represents an adjustment to remove the NOI amounts from properties not owned and operated in all periods presented, certain non-recurring expenses (such as hurricane related expenses), as well as material insurance proceeds and other non-recurring income received in the periods presented. This also includes adjustments related to the rents from the outparcels sold to Four Corners.

(2) NOI from the Tier 2 and noncore properties held in each period presented.

	Three Months Ended June 30,				Six Months Ended June 30,
	2019	2018	Variance $	Variance %	2019	2018	Variance $	Variance %
Comparable Property Net Operating Income (Comp NOI)
Revenue:
Minimum rent	$115,180	$119,137	$(3,957)	-3.3%	$230,979	$237,452	$(6,473)	-2.7%
Overage rent	1,567	1,699	(132)	-7.8%	4,369	3,747	622	16.6%
Tenant reimbursements	44,251	47,430	(3,179)	-6.7%	90,562	95,260	(4,698)	-4.9%
Change in estimate of collectibility of rental income	(764)	(576)	(188)	32.6%	(3,062)	(3,302)	240	-7.3%
Other	2,497	3,282	(785)	-23.9%	4,301	4,938	(637)	-12.9%
Total revenue	162,731	170,972	(8,241)	-4.8%	327,149	338,095	(10,946)	-3.2%

Expenses:
Recoverable expenses - operating	(31,377)	(30,666)	(711)	-2.3%	(63,352)	(60,917)	(2,435)	-4.0%
Recoverable expenses - real estate taxes	(20,206)	(21,301)	1,095	5.1%	(42,119)	(43,161)	1,042	2.4%
Ground rent	(1,246)	(1,140)	(106)	-9.3%	(2,453)	(2,269)	(184)	-8.1%
Total operating expenses	(52,829)	(53,107)	278	0.5%	(107,924)	(106,347)	(1,577)	-1.5%

Comp NOI - Excluding Tier 2 and Noncore properties	$109,902	$117,865	$(7,963)	-6.8%	$219,225	$231,748	$(12,523)	-5.4%

Comp NOI - Tier 1 enclosed retail properties	$77,014	$85,006	$(7,992)	-9.4%	$154,827	$167,563	$(12,736)	-7.6%
Comp NOI - Open Air properties	$32,888	$32,859	$29	0.1%	$64,398	$64,185	$213	0.3%

SUPPLEMENTAL INFORMATION | 6

SUMMARY OF DEBT
Washington Prime Group Inc.
(dollars in thousands)

	Total Debt as of 6/30/2019	Total Debt, Including WPG Share of Unconsolidated Entities as of 6/30/2019	Total Debt as of 12/31/2018	Total Debt, Including WPG Share of Unconsolidated Entities as of 12/31/2018	Schedule of Maturities by Year (1)	Mortgage Debt Maturities	Weighted Avg. Interest Rate	Unsecured Maturities	Weighted Avg. Interest Rate		Total Debt Maturities	Weighted Avg. Interest Rate

Consolidated debt:					Total debt, including WPG share of unconsolidated entities:
Mortgage debt
Fixed	$1,086,630	$1,086,630	$915,276	$915,276	2019	$47,592	7.5%				$47,592	7.5%
Variable	65,000	65,000	65,000	65,000	2020	105,656	5.9%	$250,000	3.9%		355,656	4.5%
Debt issuance costs	(4,126)	(4,126)	(2,771)	(2,771)	2021	353,362	4.8%	—			353,362	4.8%
Fair value debt adjustments	4,614	4,614	5,764	5,764	2022	130,937	4.4%	572,000	4.5%		702,937	4.5%
Total mortgage debt	1,152,118	1,152,118	983,269	983,269	2023	62,711	4.7%	340,000	4.1%		402,711	4.2%
					2024	339,548	5.2%	750,000	6.0%	(2)	1,089,548	5.7%
Unsecured debt					2025	343,527	3.7%	—			343,527	3.7%
Credit facility	222,000	222,000	290,000	290,000	2026	12,459	4.3%	—			12,459	4.3%
Term loans	690,000	690,000	690,000	690,000	2027	193,854	4.3%	—			193,854	4.3%
Bonds payable	1,000,000	1,000,000	1,000,000	1,000,000	2028	—	0.0%	—			—	0.0%
Debt issuance costs & discounts	(22,959)	(22,959)	(25,792)	(25,792)	2029	179,802	4.9%	—			179,802	4.9%
Total unsecured debt	1,889,041	1,889,041	1,954,208	1,954,208	Thereafter	1,965	4.7%	—			1,965	4.7%
					Fair value,debt issuance cost, and debt discount adjustments	2,922		(22,959)			(20,037)
Total consolidated debt	$3,041,159	$3,041,159	$2,937,477	$2,937,477	Total debt	$1,774,335	4.7%	$1,889,041	5.0%		$3,663,376	4.8%

Unconsolidated debt:					(1) Includes extension options
Mortgage loans payable	$1,283,242	$619,783	$1,287,229	$624,964	(2) The Senior Notes bear interest at a rate of 6.0% per annum through August 14, 2019, at which time the interest rate will increase to 6.5% per annum due to the credit downgrade.
Debt issuance costs	(4,532)	(2,239)	(4,962)	(2,451)
Fair value debt adjustments	9,163	4,673	10,534	5,372	Schedule of Maturities by Year (1)	Mortgage Debt Maturities	Weighted Avg. Interest Rate	Unsecured Maturities	Weighted Avg. Interest Rate		Total Debt Maturities	Weighted Avg. Interest Rate
Total unconsolidated debt	$1,287,873	$622,217	$1,292,801	$627,885

Total debt:	$4,329,032	$3,663,376	$4,230,278	$3,565,362	Total consolidated debt:

	% of Total Debt as of 6/30/19	Our Share of Total Debt as of 6/30/19	Weighted Avg. Interest Rate	Weighted Avg. Years to Maturity	2019	$47,592	7.5%				$47,592	7.5%
					2020	80,882	5.7%	$250,000	3.9%		330,882	4.3%
					2021	316,701	4.7%	—			316,701	4.7%
Consolidated debt:					2022	130,937	4.4%	572,000	4.5%		702,937	4.5%
Fixed	88%	$2,661,510	5.1%	4.0	2023	56,168	4.7%	340,000	4.1%		396,168	4.1%
Variable	12%	379,649	4.4%	3.3	2024	339,548	5.2%	750,000	6.0%	(2)	1,089,548	5.7%
Total Consolidated	100%	$3,041,159	5.0%	3.9	2025	—					—
					2026	—					—
Unconsolidated debt:					2027	—					—
Fixed	99%	$615,674	4.1%	6.0	2028	—					—
Variable	1%	6,543	4.9%	3.5	2029	179,802	4.9%				179,802	4.9%
Total Unconsolidated	100%	$622,217	4.1%	6.0	Thereafter	—					—
					Fair value,debt issuance cost, and debt discount adjustments	488		(22,959)			(22,471)
Total debt:					Total debt	$1,152,118	5.0%	$1,889,041	5.0%		$3,041,159	5.0%
Fixed	89%	$3,277,184	4.9%	4.4
Variable	11%	386,192	4.5%	3.3	(1) Includes extension options
Total debt	100%	$3,663,376	4.8%	4.3	(2) The Senior Notes bear interest at a rate of 6.0% per annum through August 14, 2019, at which time the interest rate will increase to 6.5% per annum due to the credit downgrade.

SUPPLEMENTAL INFORMATION | 7

EBITDAre AND KEY BALANCE SHEET METRICS
Washington Prime Group Inc.
(dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Calculation of EBITDAre:
Net (loss) income	$(16,880)	$15,519	$(19,443)	$35,704
Interest expense, net	39,143	34,701	75,973	69,045
Income and other taxes	229	601	585	1,086
Depreciation and amortization	71,816	63,796	138,194	125,090
Gain on disposition of interests in properties, net	—	(1,460)	—	(1,755)
Pro-rata share of unconsolidated entities, net	18,219	18,064	36,628	35,695
EBITDAre (1)(2)	$112,527	$131,221	$231,937	$264,865

	Bond Covenant Requirement (3)	As of June 30, 2019
Key Balance Sheet Metrics:		Ratio
Total indebtedness to Total assets	≤ 60%	55.3%
Secured indebtedness to Total assets	≤ 40%	20.8%
Consolidated EBITDA / Annual service charge	≥ 1.5x	2.62x
Total unencumbered assets / Total unsecured indebtedness	> 150%	195%

(1) EBITDAre is calculated consistent with the NAREIT definition.

(2) EBITDAre includes the expensing of internal leasing costs of $4,518 and $848 for the quarter ended June 30, 2019 and 2018, respectively and $8,743 and $1,587 for the six months ended June 30, 2019 and 2018, respectively.

(3) The covenants detailed are from the August 2017 Bond Offering.

SUPPLEMENTAL INFORMATION | 8

KEY GUIDANCE ASSUMPTIONS
Washington Prime Group Inc.
2019 Guidance

Fiscal Year 2019
Guidance
Earnings Expectations:
FFO per share, as adjusted - diluted (1)	$1.16 to $1.24
FFO per share, as adjusted - diluted - third quarter	$0.25 to $0.28

Underlying Assumptions to 2019 Guidance (1):
Comparable NOI growth for Tier 1 and Open Air (Core) properties- fiscal year 2019 (2) (3)	approximately (3.0)%
Corporate overhead and general and administrative expenses (excluded from property NOI) (4)	$70-$74 million
Non-cash adjustments for purchase accounting and straight line rents (3)	$17-$19 million
Assumed property sales	None
Assumed joint venture transactions	None
Assumed acquisition	None
Assumed lender transitions (guidance excludes any related gain from debt extinguishment)	1 to 3 properties
Gain from sale of outparcels (primarily relates to Four Corners transactions)	$15 to $20 million
Redevelopment spend (3)	$100 to $125 million
Recurring capital expenditures and deferred leasing costs	$55 to $65 million
Distributions per common share and units	$0.25 per diluted share quarterly

(1) Guidance excludes gains from debt extinguishment.
(2) Excludes NOI of approximately $34 to $36 million related to Tier 2 and noncore properties.
(3) Includes pro-rata share of joint venture properties

(4) Includes $2 million of Q1 2019 severance cost related to open air region leadership restructuring, as well as approximately $16 million of leasing costs that were previously deferred under prior accounting standard

SUPPLEMENTAL INFORMATION | 9

OPERATING METRICS
Washington Prime Group Inc.
As of June 30, 2019

PORTFOLIO SUMMARY

	Property Count	Leased Occupancy % (1)		Store Sales Per Square Foot for 12 Months Ended (1)		Store Occupancy Cost % (1)		% of Total Comp NOI for 3 Months Ended 6/30/19	NOI Growth for 3 Months Ended 6/30/19	Releasing Spreads Trailing Twelve Months Ended 2019
		6/30/19	6/30/18	6/30/19	6/30/18	6/30/19	6/30/18

Open Air Properties	50	94.9%	95.0%					27.8%	0.1%	2.4%
Tier 1 Enclosed Retail Properties	42	90.5%	92.5%	$410	$397	11.7%	12.1%	65.0%	-9.4%	-7.9%
Tier 1 and Open Air	92	92.5%	93.7%					92.8%	-6.8%	-5.8%

ENCLOSED RETAIL PROPERTY TIERS

TIER 1								TIER 2 / NONCORE
TIER 2
Arbor Hills		Mesa Mall						Anderson Mall
Arboretum, The		Morgantown Mall						Boynton Beach Mall
Ashland Town Center		Northtown Mall						Chautauqua Mall
Bowie Town Center		Northwoods Mall						Indian Mound Mall
Brunswick Square		Oklahoma City Properties						Lima Mall
Clay Terrace		Orange Park Mall						Maplewood Mall
Cottonwood Mall		Paddock Mall						New Towne Mall
Dayton Mall		Pearlridge Center						Oak Court Mall
Edison Mall		Polaris Fashion Place						Rolling Oaks Mall
Grand Central Mall		Port Charlotte Town Center						Sunland Park Mall
Great Lakes Mall		Scottsdale Quarter
Irving Mall		Southern Hills Mall				NONCORE
Jefferson Valley Mall		Southern Park Mall					Charlottesville Fashion Square
Lincolnwood Town Center		Southgate Mall						Muncie Mall
Lindale Mall		The Outlet Collection | Seattle						Seminole Towne Center
Longview Mall		Town Center at Aurora						Towne West Square (2)
Malibu Lumber Yard		Town Center Crossing & Plaza						West Ridge Mall
Mall at Fairfield Commons, The		Waterford Lakes Town Center
Mall at Johnson City, The		Weberstown Mall
Markland Mall		Westminster Mall
Melbourne Square		WestShore Plaza

(1) Metrics include properties owned and managed as of June 30, 2019, and exclude Tier 2 and Noncore properties.
(2) Property transitioned to the lender on July 1, 2019.

SUPPLEMENTAL INFORMATION | 10

LEASING RESULTS AND BASE RENT PSF
Washington Prime Group Inc.
Year-to-date through June 30, 2019

Leasing Results- Comparable Properties
No Exclusions

	2019 Year-to-Date						Change from Prior YTD
	New		Renewal		Total		Total
	# of Deals	Sqft	# of Deals	Sqft	# of Deals	Sqft	# of Deals	Sqft
Tier 1 Enclosed Retail Properties	71	424,139	293	970,631	364	1,394,770	10%	10%
Open Air Properties	29	186,310	45	194,235	74	380,545	-5%	22%
Total Tier 1 and Open Air	100	610,449	338	1,164,866	438	1,775,315	7%	12%

Tier 2 and Noncore Properties	13	58,075	77	313,277	90	371,352	22%	25%

Grand Total	113	668,524	415	1,478,143	528	2,146,667	10%	14%

Leasing Results
Small Shop Deals for Enclosed Properties; Anchor and Small Shop Deals for Open Air

	Number	Square Feet			Base Rent PSF			Average Term			Tenant Allow.$(000)s		Tenant Allow. PSF
	of Leases	New	Renewal	Total	New	Renewal	Total	New	Renewal	Total	New	Renewal	New	Renewal
Tier 1 Enclosed Retail Properties	237	159,591	485,078	644,669	$32.32	$34.12	$33.67	7.3	3.6	4.5	$9,244	$4,084	$57.92	$8.42
Open Air Properties	66	186,310	172,127	358,437	$16.98	$20.34	$18.59	7.6	5.8	6.6	$4,682	$2,122	$25.13	$12.33
Total Tier 1 and Open Air	303	345,901	657,205	1,003,106	$24.06	$30.51	$28.28	7.4	4.0	5.0	$13,926	$6,206	$40.26	$9.44

Tier 2 and Noncore Properties	50	25,670	95,928	121,598	$24.43	$26.44	$26.02	5.8	3.5	4.0	$175	$12	$6.82	$0.13

Total	353	371,571	753,133	1,124,704	$24.08	$29.99	$28.04	7.2	3.9	4.9	$14,101	$6,218	$37.95	$8.26

Note: The table above includes leasing results for enclosed properties for stores of 10,000 SF or less, also anchors and office leases are excluded. For open air properties, office leases are excluded. Only new leases and renewals with terms in excess of 12 months are included. These results include properties owned and managed at June 30, 2019. Accordingly, Towne West Square, West Ridge Mall, and West Ridge Plaza are no longer included in the noncore properties.

Average Base Rent PSF
	Base Minimum Rent PSF As of June 30,
	2019		2018
Tier 1 Enclosed Retail Properties	$28.58		$29.12
Open Air Properties	$13.88		$13.89
Total Tier 1 and Open Air Properties	$21.50		$21.84

SUPPLEMENTAL INFORMATION | 11

RELEASING SPREADS
Washington Prime Group Inc.
For the trailing 12 months ended June 30, 2019

	Square Footage of Signings	New Rate PSF	Prior Rate PSF	Re-leasing Spread
				$	%

Open Air Properties:

New	251,026	$17.55	$16.50	$1.05	6.4%
Renewal	340,714	$21.51	$21.47	$0.04	0.2%
All Deals	591,740	$19.83	$19.36	$0.47	2.4%

Tier 1 Enclosed Retail Properties:

New	145,693	$43.31	$43.08	$0.23	0.5%
Renewal	912,018	$39.42	$43.43	$(4.01)	-9.2%
All Deals	1,057,711	$39.95	$43.38	$(3.43)	-7.9%

Total Open Air and Tier 1 Properties:

New	396,719	$27.01	$26.26	$0.75	2.9%
Renewal	1,252,732	$34.55	$37.46	$(2.91)	-7.8%
All Deals	1,649,451	$32.74	$34.77	$(2.03)	-5.8%

Note: The Company's Tier 2 and noncore properties are excluded from these metrics.

SUPPLEMENTAL INFORMATION | 12

TOP 10 TENANTS
Washington Prime Group Inc.
As of June 30, 2019

Non-Anchor Stores (Ranked by Percent of Total Minimum Rents)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent

Signet Jewelers, Ltd.	Body by Pagoda, Gordon's Jewelers, Jared's, J.B. Robinson Jewelers, Kay Jewelers, Leroy's Jewelers, Mark's & Morgan, Piercing Pagoda, Plumb Gold, Rogers Jewelers, Silver and Gold Connection, Totally Pagoda, Zales Jewelers	123	165,947	0.3%	2.7%
L Brands, Inc.	Bath & Body Works, Pink, Victoria's Secret, White Barn Candle	111	578,844	1.0%	2.6%
Footlocker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker	79	340,692	0.6%	1.9%
Ascena Retail Group Inc.	Ann Taylor, Catherine's, Dress Barn, Justice, Lane Bryant, Loft	85	420,291	0.7%	1.2%
American Eagle Outfitters, Inc.	aerie, American Eagle	42	242,789	0.4%	1.2%
The Gap, Inc.	Athleta, Banana Republic, Banana Republic Outlet, Gap, Gap Kids, Gap Outlet, Intermix, Janie and Jack, Old Navy	33	342,347	0.6%	1.2%
The Finish Line, Inc.	Finish Line, JD Sports	35	203,896	0.4%	1.1%
Luxottica Group	Apex, Lenscrafters, Oakley, Pearle Vision, Sunglass Hut, Watch Station	71	184,932	0.3%	1.1%
Roark Capital Group	Arby's, Auntie Anne's, Buffalo Wild Wings, Cinnabon, Corner Bakery, Drybar, Fitness Connection, Hardee's, Jamba Juice, Jimmy John's, Massage Envy, McAlister's Deli, Miller's Ale House, Moe's Southwest Grill, Sonic, Waxing the City	98	174,848	0.3%	1.1%
Ulta Salon, Cosmetics & Fragrance, Inc.	Ulta Beauty	23	244,451	0.4%	1.0%

Anchor Stores (Ranked by Total GLA)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent	Number of WPG Owned Stores

JCPenney Company, Inc.	JCPenney	36	4,589,660	8.2%	1.1%	19
Macy's, Inc.	Macy's	26	4,579,870	8.1%	0.3%	5
Dillard's, Inc.	Dillard's	21	2,931,719	5.2%	0.1%	1
Sears Holding Corporation (1)	Sears	10	1,532,436	2.7%	0.2%	4
Target Corporation	Target, Super Target	10	1,419,100	2.5%	0.0%	1
Kohl's Corporation	Kohl's	13	1,186,302	2.1%	0.9%	10
Dick's Sporting Goods, Inc.	Dick's Sporting Goods, Field & Stream, Golf Galaxy	17	1,020,114	1.8%	2.1%	15
Belk, Inc.	Belk, Belk for Her, Belk Home Store	11	879,058	1.6%	0.3%	7
Best Buy Co. Inc.	Best Buy	16	708,102	1.3%	1.5%	15
Wal-Mart Stores, Inc.	Wal-Mart	4	618,061	1.1%	0.0%	0

(1) Of the 10 stores that remain open at June 30, 2019, one is owned by Seritage Properties.
Note: Schedule above includes properties owned and managed at June 30, 2019. Accordingly, Towne West Square, West Ridge Mall, and West Ridge Plaza are excluded.

SUPPLEMENTAL INFORMATION | 13

LEASE EXPIRATIONS (1)
Washington Prime Group Inc.
As of June 30, 2019

Enclosed Retail Properties
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	151	80,000	382,465	462,465	$0.23	$37.71	2.5%
2019	181	348,647	369,751	718,398	$1.35	$29.05	1.9%
2020	730	1,199,420	2,298,187	3,497,607	$5.04	$26.49	11.4%
2021	612	1,216,729	1,896,281	3,113,010	$6.96	$27.96	10.7%
2022	498	898,117	1,646,395	2,544,512	$7.17	$28.43	9.2%
2023	403	1,198,225	1,378,141	2,576,366	$8.98	$30.39	9.1%
2024	286	739,997	1,035,305	1,775,302	$6.45	$29.14	6.2%
2025	200	1,055,056	864,823	1,919,879	$7.91	$27.87	5.8%
2026	188	167,790	1,030,807	1,198,597	$7.20	$29.56	5.4%
2027	176	429,380	820,157	1,249,537	$7.98	$30.00	4.6%
2028	133	251,005	560,775	811,780	$13.92	$27.28	3.3%
2029 and Thereafter	85	853,169	503,900	1,357,069	$9.10	$28.22	3.7%
Specialty Leasing Agreements w/ terms in excess of 11 months	669	—	1,572,783	1,572,783	$—	$9.95	2.7%

Open Air Properties
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	14	—	39,051	39,051	$—	$18.93	0.1%
2019	43	91,490	114,158	205,648	$2.95	$20.06	0.5%
2020	172	835,747	490,251	1,325,998	$11.40	$21.13	3.7%
2021	161	1,166,459	454,009	1,620,468	$9.03	$20.02	3.6%
2022	159	764,881	498,284	1,263,165	$10.73	$18.72	3.0%
2023	152	1,080,476	484,122	1,564,598	$10.63	$19.78	3.9%
2024	94	779,655	293,793	1,073,448	$9.54	$20.43	2.4%
2025	48	384,473	112,502	496,975	$12.89	$23.37	1.4%
2026	55	291,053	183,003	474,056	$12.98	$24.52	1.5%
2027	60	354,118	197,279	551,397	$8.98	$22.49	1.4%
2028	28	167,771	90,488	258,259	$15.89	$20.06	0.8%
2029 and Thereafter	40	232,487	187,337	419,824	$10.30	$21.97	1.2%
Specialty Leasing Agreements w/ terms in excess of 11 months	7	—	27,192	27,192	$—	$6.85	0.0%

(1) Does not consider the impact of renewal options that may be contained in leases, and this only considers landlord owned GLA. Schedule includes leases for properties owned and managed at June 30, 2019. Accordingly, leases at Towne West Square, West Ridge Mall, and West Ridge Plaza are excluded.

SUPPLEMENTAL INFORMATION | 14

CAPITAL EXPENDITURES
Washington Prime Group Inc.
(dollars in thousands)

	Consolidated Three Months Ended June 30, 2019	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended June 30, 2019	Consolidated Three Months Ended June 30, 2018	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended June 30, 2018

New Developments	$—	$—	$—	$202	$—	$202
Redevelopments, Renovations, and Expansions (1)	$20,935	$2,824	$23,759	$36,811	$11,724	$48,535
Internal Leasing Costs	$316	$250	$566	$4,557	$274	$4,831

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$4,900	$1,666	$6,566	$5,668	$1,403	$7,071
Operational capital expenditures	4,764	546	5,310	7,164	189	7,353
Total Property Capital Expenditures	$9,664	$2,212	$11,876	$12,832	$1,592	$14,424

	Consolidated Six Months Ended June 30, 2019	Unconsolidated Joint Venture Proportionate Share	Total Six Months Ended June 30, 2019	Consolidated Six Months Ended June 30, 2018	Unconsolidated Joint Venture Proportionate Share	Total Six Months Ended June 30, 2018

New Developments	$—	$—	$—	$504	$—	$504
Redevelopments, Renovations, and Expansions (1)	$36,558	$6,933	$43,491	$48,650	$14,212	$62,862
Internal Leasing Costs	$653	$368	$1,021	$8,697	$552	$9,249

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$14,818	$2,702	$17,520	$11,310	$2,850	$14,160
Operational capital expenditures	11,722	1,301	13,023	11,997	461	12,458
Total Property Capital Expenditures	$26,540	$4,003	$30,543	$23,307	$3,311	$26,618

(1) The second quarter of 2018 includes the acquisition, through a sale-leaseback, of four Sears department stores.

SUPPLEMENTAL INFORMATION | 15

REDEVELOPMENT PROJECTS
Washington Prime Group Inc.
As of June 30, 2019
(dollars in thousands)

Projects under construction or approved for construction with an estimated investment of $5 million or more
Property Name	City	St	Opportunity	Ownership %	Estimated Total Costs (1)(3)		Estimated Project Yield (1) (2)	WPG Costs Incurred to Date (3)		Estimated Completion (1)

Cottonwood Mall	Albuquerque	NM	Replace former Macy's store with new retailers to add Homelife Furniture and Mor for Less Furniture and other retail concepts including Hobby Lobby	100%	$20,000 - $22,000		6% - 7%	$17,143		2019

Dayton Mall	Dayton	OH	Replace former hhgregg with Ross Dress for Less and add new The RoomPlace home furnishings store in newly configured in-line space	100%	$8,000 - $10,000		10% - 12%	$2,933		2019

Fairfield Town Center	Houston	TX	Final phase of development to add 130,000 SF to add a theater, value fashion apparel as well as big box and small shop stores.	100%	$26,000 - $30,000		7% - 8%	$822		2020

Grand Central Mall	Parkersburg	WV	Replaced Elder-Beerman with H&M, replaced Toys R Us with Big Lots, replaced hhgregg with Ulta and Five Below, planned replacement of former Sears with big box retail	100%	$31,000 - $33,000		6% - 8%	$8,815		2020

Lincolnwood Town Center	Lincolnwood	IL	Replace former Carsons Pirie Scott with The RoomPlace	100%	$16,000 - $18,000		7% - 8%	$5,700		2019

Mall at Fairfield Commons, The	Beavercreek	OH	Replace Sears store with The RoomPlace and Round 1	100%	$14,000 - $16,000		9% - 11%	$2,693		2019

Outlet Collection | Seattle	Seattle	WA	Replace former Sam's Club with FieldhouseUSA, a community based multi-purpose indoor sports facility specializing in leagues, events and tournaments.	100%	$11,000 - $13,000		9% - 10%	$364		2020

Scottsdale Quarter (5)	Scottsdale	AZ	Ground-level retail in existing residential building; Retail and office tenants in mixed-use building; New residential and retail development on middle parcel.	51%	$59,800 - $69,800	(4)	7% - 8%	$48,125	(4)	2019

(1) Estimated total costs, project yield, and completion are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.

(2) The project yield excludes any NOI benefit to the property that is indirectly related to the redevelopment other than near-term renewals, although each project does benefit other aspects of the property. The incremental yield does not consider prior rent paid by bankrupt tenants and does include the impact of co-tenancy cures as applicable.

(3) Project costs exclude the allocation of internal costs such as labor, interest, and taxes.
(4) Amounts shown represent 51% of the project spend.
(5) The new residential and retail units planned for development in the middle parcel have a completion date of 2019.

SUPPLEMENTAL INFORMATION | 16

DEPARTMENT STORE REPOSITIONING STATUS
Washington Prime Group Inc.
Plans as of June 30, 2019

Count	Property	City	Former Department Store	Owner	Closing Date	Planned Replacement	Status
Department Stores formerly occupied by Sears / BonTon / Belk - June 30, 2019
Department Stores Addressed
1	Grand Central Mall	Parkersburg, WV	Sears	Lease	Dec-18	Big box retail	Leases executed or out for signature
2	Lincolnwood Town Center	Lincolnwood, IL	Carsons Pirie Scott	Lease	Aug-18	RoomPlace/ Dining/ Retail	RoomPlace scheduled to open Q319
3	Longview Mall	Longview, TX	Sears	Lease	Jan-19	Big box retail	Pro-active termination, Letter of Intent (LOI) finalized
4	Mall at Fairfield Commons	Dayton, OH	Sears	Lease	Dec-18	RoomPlace / Round1	Replacement leases executed, under construction
5	Mesa Mall	Grand Junction, CO	Sears	Lease	Nov-18	Dillard's	LOI executed
6	Mesa Mall	Grand Junction, CO	Herberger's	Lease	Aug-18	Big box retail	LOI received
7	Morgantown Mall	Morgantown, WV	Sears	Lease	Jan-19	Demolish building, create outdoor green space	Plans finalized
8	Morgantown Mall	Morgantown, WV	Elder-Beerman	Lease	Aug-18	Dunham's Sports	Lease executed
9	Northtown Mall	Blaine, MN	Herberger's	Lease	Aug-18	Entertainment / Theater	LOI finalized
10	Polaris Fashion Place	Columbus, OH	Sears	Lease	Mar-19	Mixed use	Pro-active termination, Development Partner agreement executed
11	Port Charlotte Town Center	Port Charlotte, FL	Sears	Lease	Mar-19	Entertainment	LOI received
12	Southern Hills Mall	Sioux City, IA	Sears	Lease	Mar-19	Retail concepts	Pro-active termination, LOI received
13	Southern Park Mall	Youngstown, OH	Sears	Lease	Jul-18	Outward facing retail / community event space	Pro-active termination
14	Southgate Mall	Missoula, MT	Herberger's	Lease	Aug-18	Dillard's	Dillard's opened June 2019
15	WestShore Plaza	Tampa, FL	Sears	Lease	Mar-19	Mixed use	Pro-active termination, Obtaining Entitlements

Active Planning / Evaluating Options
16	Cottonwood Mall	Albuquerque, NM	Sears	Sears	Aug-18	Sears owns box	Evaluating Options
17	Lindale Mall	Cedar Rapids, IA	Younkers	Lease	Aug-18	Retail concepts	Active Planning
18	Mall at Fairfield Commons	Dayton, OH	Elder-Beerman	Lease	Aug-18	Retail concepts	Active Planning
19	Markland Mall	Kokomo, IN	Carsons Pirie Scott	Lease	Aug-18	Retail concepts	Active Planning
20	Morgantown Mall	Morgantown, WV	Belk	Lease	Mar-18	Big box retail	Active Planning
21	Southern Hills Mall	Sioux City, IA	Younkers	Lease	Aug-18	Retail concepts	Active Planning
22	Southgate Mall	Missoula, MT	Herberger's Men	Lease	Aug-18	Dining	Active Planning

Stores Occupied by Sears as of June 30, 2019
23	Mall at Johnson City	Johnson City, TN	Sears	Lease		Big box retail	Active Planning
24	Northwoods Mall	Peoria, IL	Sears	Sears		Sears owns box	Active Planning
25	Orange Park Mall	Orange Park, FL	Sears	Sears		Sears owns box	Evaluating Options
26	Pearlridge Center	Aiea, HI	Sears	Lease		Entertainment / Dining	Evaluating Options
27	Town Center Aurora	Aurora, CO	Sears	Lease		Mixed use	Pro-active termination, Active Planning
28	Weberstown Mall	Stocktown, CA	Sears	Ground lease		Mixed use	Active Planning
29	Whitehall Mall	Whitehall, PA	Sears	Lease		Big box and small shop retail	Active Planning

Note that the Company plans to spend between $300M to $350M over the next three to five years to redevelop these 29 department store locations. This report is for the Company's Tier 1 and Open Air properties.

SUPPLEMENTAL INFORMATION | 17

PROPERTY INFORMATION
Washington Prime Group Inc.
As of June 30, 2019

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Enclosed Retail Properties
Anderson Mall	SC	Anderson	100%	670,759	315,570	355,189	12/01/22	4.61%	Fixed	$17,601	$17,601
Arbor Hills	MI	Ann Arbor	51%	87,487	87,487	0	01/01/26	4.27%	Fixed	$24,430	$12,459
Arboretum, The	TX	Austin	51%	195,331	195,331	0	06/01/27	4.13%	Fixed	$59,400	$30,294
Ashland Town Center	KY	Ashland	100%	437,134	331,344	105,790	07/06/21	4.90%	Fixed	$36,392	$36,392
Bowie Town Center	MD	Bowie (Wash, D.C.)	100%	571,243	269,945	301,298
Boynton Beach Mall	FL	Boynton Beach (Miami)	100%	869,936	428,582	441,354
Brunswick Square	NJ	East Brunswick (New York)	100%	760,909	289,613	471,296	03/01/24	4.80%	Fixed	$70,450	$70,450
Charlottesville Fashion Square (4)	VA	Charlottesville	100%	577,313	353,609	223,704	04/01/24	4.54%	Fixed	$45,625	$45,625
Chautauqua Mall	NY	Lakewood	100%	432,931	427,955	4,976
Chesapeake Square Theater	VA	Chesapeake (VA Beach)	100%	42,248	42,248	0
Clay Terrace	IN	Carmel (Indianapolis)	100%	577,601	558,725	18,876
Cottonwood Mall	NM	Albuquerque	100%	1,051,846	571,617	480,229	04/06/24	4.82%	Fixed	$96,248	$96,248
Dayton Mall	OH	Dayton	100%	1,443,728	771,947	671,781	09/01/22	4.57%	Fixed	$79,759	$79,759
Edison Mall	FL	Fort Myers	100%	1,049,982	567,689	482,293
Grand Central Mall	WV	Parkersburg	100%	648,255	641,747	6,508	07/06/20	6.05%	Fixed	$39,177	$39,177
Great Lakes Mall	OH	Mentor (Cleveland)	100%	1,232,642	634,458	598,184
Indian Mound Mall	OH	Newark	100%	556,746	384,085	172,661
Irving Mall	TX	Irving (Dallas)	100%	1,051,773	488,228	563,545
Jefferson Valley Mall	NY	Yorktown Heights (New York)	100%	583,037	417,345	165,692
Lima Mall	OH	Lima	100%	743,872	544,050	199,822
Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100%	422,997	422,996	1	04/01/21	4.26%	Fixed	$48,139	$48,139
Lindale Mall	IA	Cedar Rapids	100%	713,708	477,016	236,692
Longview Mall	TX	Longview	100%	646,798	348,001	298,797
Malibu Lumber Yard	CA	Malibu	51%	31,514	31,514	0
Mall at Fairfield Commons, The	OH	Beavercreek	100%	1,041,941	857,306	184,635
Mall at Johnson City, The	TN	Johnson City	51%	567,892	567,892	0	05/06/20	6.76%	Fixed	$48,577	$24,774
Maplewood Mall	MN	St. Paul (Minneapolis)	100%	904,236	323,480	580,756
Markland Mall	IN	Kokomo	100%	393,502	367,777	25,725
Melbourne Square	FL	Melbourne	100%	724,279	420,369	303,910
Mesa Mall	CO	Grand Junction	100%	803,762	431,741	372,021
Morgantown Mall	WV	Morgantown	100%	555,350	555,350	0
Muncie Mall (4)	IN	Muncie	100%	637,795	387,995	249,800	04/01/21	4.19%	Fixed	$33,566	$33,566
New Towne Mall	OH	New Philadelphia	100%	505,223	505,223	0
Northtown Mall	MN	Blaine	100%	644,535	644,535	0
Northwoods Mall	IL	Peoria	100%	669,759	360,767	308,992
Oak Court Mall	TN	Memphis	100%	847,427	361,610	485,817	04/01/21	4.76%	Fixed	$36,631	$36,631
Oklahoma City Properties	OK	Oklahoma City	51%	314,123	311,877	2,246	06/01/27	3.90%	Fixed	$52,779	$26,917
							01/01/23	4.90%	Variable	$12,830	$6,543
Orange Park Mall	FL	Orange Park (Jacksonville)	100%	952,904	555,724	397,180
Outlet Collection | Seattle, The	WA	Seattle	100%	924,004	924,004	0
Paddock Mall	FL	Ocala	100%	548,147	317,590	230,557
Pearlridge Center	HI	Aiea	51%	1,302,686	1,249,409	53,277	06/01/25	3.53%	Fixed	$225,000	$114,750
							05/01/25	4.07%	Fixed	$43,082	$21,972
Polaris Fashion Place	OH	Columbus	51%	1,372,988	735,473	637,515	03/01/25	3.90%	Fixed	$225,000	$114,750
							03/01/25	4.46%	Fixed	$15,500	$7,905
Port Charlotte Town Center (3)	FL	Port Charlotte	100%	777,466	493,257	284,209	11/01/20	5.30%	Fixed	$41,705	$41,705
Rolling Oaks Mall	TX	San Antonio	100%	883,079	286,771	596,308

SUPPLEMENTAL INFORMATION | 18

PROPERTY INFORMATION
Washington Prime Group Inc.
As of June 30, 2019

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Enclosed Retail Properties
Scottsdale Quarter	AZ	Scottsdale	51%	724,493	724,493	0	06/01/25	3.53%	Fixed	$165,000	$84,150
							04/01/27	4.36%	Fixed	$55,000	$28,050
Seminole Towne Center (4)	FL	Sanford (Orlando)	0%	1,109,943	596,652	513,291	05/06/21	5.97%	Fixed	$53,062	$—
Southern Hills Mall	IA	Sioux City	100%	789,864	668,524	121,340
Southern Park Mall	OH	Youngstown	100%	1,195,132	1,007,568	187,564
Southgate Mall	MT	Missoula	100%	578,811	436,278	142,533	09/27/23	4.48%	Fixed	$35,000	$35,000
Sunland Park Mall	TX	El Paso	100%	918,225	332,388	585,837
Town Center at Aurora	CO	Aurora (Denver)	100%	1,081,682	495,184	586,498	04/01/21	4.67%	Fixed	$51,750	$51,750
Town Center Crossing & Plaza	KS	Leawood	51%	670,451	533,890	136,561	02/01/27	4.25%	Fixed	$33,237	$16,951
							02/01/27	5.00%	Fixed	$67,190	$34,267
Towne West Square (4)(5)	KS	Wichita	100%				06/01/21	5.61%	Fixed	$45,223	$45,223
Waterford Lakes Town Center	FL	Orlando	100%	965,730	691,230	274,500	05/06/29	4.86%	Fixed	$179,802	$179,802
Weberstown Mall	CA	Stockton	100%	859,071	264,251	594,820	06/08/21	4.70%	Variable	$65,000	$65,000
West Ridge Mall (4)(6)	KS	Topeka	100%				03/06/24	7.84%	Fixed	$39,630	$39,630
Westminster Mall	CA	Westminster (Los Angeles)	100%	1,216,695	444,003	772,692	04/01/24	4.65%	Fixed	$77,707	$77,707
WestShore Plaza	FL	Tampa	100%	1,094,042	865,580	228,462
Enclosed Retail Properties Total				41,975,027	27,319,293	14,655,734				$2,119,492	$1,563,187

Open Air Properties
Bloomingdale Court	IL	Bloomingdale (Chicago)	100%	681,988	385,543	296,445
Bowie Town Center Strip	MD	Bowie (Wash, D.C.)	100%	106,636	40,974	65,662
Canyon View Marketplace	CO	Grand Junction	100%	199,815	43,053	156,762	11/06/23	5.47%	Fixed	$5,168	$5,168
Charles Towne Square	SC	Charleston	100%	71,794	71,794	0
Chesapeake Center	VA	Chesapeake (Virginia Beach)	100%	279,581	128,972	150,609
Concord Mills Marketplace	NC	Concord (Charlotte)	100%	240,720	226,907	13,813	11/01/23	4.82%	Fixed	$16,000	$16,000
Countryside Plaza	IL	Countryside (Chicago)	100%	403,455	203,994	199,461
Dare Centre	NC	Kill Devil Hills	100%	168,613	109,094	59,519
DeKalb Plaza	PA	King of Prussia (Philadelphia)	100%	101,915	44,095	57,820
Empire East	SD	Sioux Falls	100%	301,438	167,616	133,822
Fairfax Court	VA	Fairfax (Wash, D.C.)	100%	249,488	245,999	3,489
Fairfield Town Center	TX	Houston	100%	364,469	185,469	179,000
Forest Plaza	IL	Rockford	100%	433,816	413,519	20,297	10/10/19	7.50%	Fixed	$15,326	$15,326
Gaitway Plaza (3)	FL	Ocala	96%	197,435	196,635	800
Gateway Centers	TX	Austin	51%	513,987	404,984	109,003	06/01/27	4.03%	Fixed	$112,500	$57,375
Greenwood Plus	IN	Greenwood (Indianapolis)	100%	152,123	146,091	6,032
Henderson Square	PA	King of Prussia (Philadelphia)	100%	107,368	53,612	53,756
Keystone Shoppes	IN	Indianapolis	100%	36,457	36,457	0
Lake Plaza	IL	Waukegan (Chicago)	100%	215,590	124,961	90,629
Lake View Plaza	IL	Orland Park (Chicago)	100%	364,525	309,116	55,409
Lakeline Plaza	TX	Cedar Park (Austin)	100%	386,229	355,792	30,437	10/10/19	7.50%	Fixed	$14,358	$14,358
Lima Center	OH	Lima	100%	233,878	173,878	60,000
Lincoln Crossing	IL	O'Fallon (St. Louis)	100%	303,526	98,061	205,465
MacGregor Village	NC	Cary	100%	139,520	139,520	0
Mall of Georgia Crossing	GA	Buford (Atlanta)	100%	440,774	317,639	123,135	10/06/22	4.28%	Fixed	$21,945	$21,945
Markland Plaza	IN	Kokomo	100%	90,527	80,977	9,550
Martinsville Plaza	VA	Martinsville	100%	102,105	94,760	7,345
Matteson Plaza	IL	Matteson (Chicago)	100%	273,836	182,436	91,400
Muncie Towne Plaza	IN	Muncie	100%	171,621	171,621	0	10/10/19	7.50%	Fixed	$5,969	$5,969

SUPPLEMENTAL INFORMATION | 19

PROPERTY INFORMATION
Washington Prime Group Inc.
As of June 30, 2019

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Open Air Properties
North Ridge Shopping Center	NC	Raleigh	100%	171,492	166,092	5,400	12/01/22	3.41%	Fixed	$11,632	$11,632
Northwood Plaza	IN	Fort Wayne	100%	204,956	76,727	128,229
Palms Crossing	TX	McAllen	51%	389,618	389,618	0	08/01/21	5.49%	Fixed	$33,746	$17,210
Plaza at Buckland Hills, The	CT	Manchester	100%	310,243	210,429	99,814
Richardson Square	TX	Richardson (Dallas)	100%	516,100	40,187	475,913
Rockaway Commons	NJ	Rockaway (New York)	100%	229,929	226,179	3,750
Rockaway Town Plaza	NJ	Rockaway (New York)	100%	306,440	73,158	233,282
Royal Eagle Plaza	FL	Coral Springs (Miami)	100%	186,283	175,330	10,953
Shops at Arbor Walk, The	TX	Austin	51%	309,064	280,315	28,749	08/01/21	5.49%	Fixed	$38,140	$19,451
Shops at North East Mall, The	TX	Hurst (Dallas)	100%	365,169	365,169	0
St. Charles Towne Plaza	MD	Waldorf (Wash, D.C.)	100%	388,325	329,483	58,842
Tippecanoe Plaza	IN	Lafayette	100%	90,522	85,811	4,711
University Center	IN	Mishawaka	100%	150,441	100,441	50,000
University Town Plaza	FL	Pensacola	100%	557,538	216,194	341,344
Village Park Plaza	IN	Carmel (Indianapolis)	100%	517,948	290,009	227,939
Washington Plaza	IN	Indianapolis	100%	50,107	50,107	0
West Ridge Plaza (6)	KS	Topeka	100%	16,636	13,072	3,564	03/06/24	7.84%	Fixed	$9,888	$9,888
West Town Corners (3)	FL	Altamonte Springs (Orlando)	100%	379,220	234,602	144,618
Westland Park Plaza (3)	FL	Orange Park (Jacksonville)	100%	163,259	163,259	0
White Oaks Plaza	IL	Springfield	100%	394,514	263,231	131,283	10/10/19	7.50%	Fixed	$11,939	$11,939
Whitehall Mall	PA	Whitehall	100%	603,475	588,601	14,874
Wolf Ranch	TX	Georgetown (Austin)	100%	632,246	420,060	212,186
Open Air Properties Total				14,266,754	9,911,643	4,355,111				$296,611	$206,261

Total				56,241,781	37,230,936	19,010,845				$2,416,103	$1,769,448	(7)

Footnotes:
(1) Direct and indirect interests in some joint venture properties are subject to preferences on distributions and/or capital allocation in favor of other partners.
(2) Assumes full exercise of available extension options.
(3) WPG receives approximately 96%-100% of the economic benefit of property due to performance or advance, although legal ownership is less than 100%. Legal ownership is as follows: Port Charlotte Town Center (80%); Gaitway Plaza (88.2%); West Town Corners (88.2%); and Westland Park Plaza (88.2%).

(4) Noncore property.
(5) On July 1, 2019, an affiliate of the Company transitioned the property to the lender.
(6) While the Company still owns the property, the special servicer has transferred management to a third party on May 9, 2019 and the loan is in default. Accordingly, operating metrics are excluded for this property.

(7) Our share of the joint venture debt excludes the $2.0 million indirect 12.5% ownership interest in another real estate project.

SUPPLEMENTAL INFORMATION | 20

NON-GAAP PRO-RATA FINANCIAL INFORMATION

The pro-rata financial information presented on pages 22 and 23 is not, and is not intended to be, a presentation in accordance with GAAP. The non-GAAP pro-rata financial information aggregates the Company’s proportionate economic ownership of each unconsolidated asset in the property portfolio that the Company does not wholly own. The amounts in the column labeled ‘‘WPG’s Share of Unconsolidated Entities’’ were derived on a per property or entity basis by applying to each line item the ownership percentage interest used to arrive at the Company’s share of the operations for the period consistent with the application of the equity method of accounting to each of the unconsolidated joint ventures.

The Company does not control the unconsolidated joint ventures and the presentations of the assets and liabilities and revenues and expenses do not represent the Company’s legal claim to such items.

The Company provides pro-rata financial information because it is believed to assist investors and analysts in estimating the economic interest in our unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP.

SUPPLEMENTAL INFORMATION | 21

NON-GAAP PRO-RATA FINANCIAL INFORMATION
PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES - STATEMENTS OF OPERATIONS
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

	Three Months Ended June 30, 2019	Six Months Ended June 30, 2019
	WPG's Share of Unconsolidated Entities	WPG's Share of Unconsolidated Entities

Revenue:
Minimum rent	$20,347	$41,447
Overage rent	510	936
Tenant reimbursements	7,766	15,976
Changes in estimate of collectibility of rental income	(305)	(710)
Other income	431	1,071
Total revenues	28,749	58,720

Expenses:
Property operating	(5,867)	(11,963)
Real estate taxes	(3,680)	(7,315)
Advertising and promotion	(439)	(761)
Total recoverable expenses	(9,986)	(20,039)
Depreciation and amortization	(12,060)	(24,308)
Ground rent	(1,600)	(3,157)
Total operating expenses	(23,646)	(47,504)

Interest expense, net	(6,103)	(12,187)
Loss from the sale of property	(657)	(657)
Income and other taxes	(56)	(133)
Loss from unconsolidated entities, net	$(1,713)	$(1,761)

Note: The amounts above represent the company's pro-rata share based upon the percentage of ownership interest per joint venture entity in each amount indicated, but it should be noted that the company does not control the unconsolidated entities.

SUPPLEMENTAL INFORMATION | 22

NON-GAAP PRO-RATA FINANCIAL INFORMATION
PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES - BALANCE SHEET
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

June 30, 2019 WPG's Share of Unconsolidated Entities
Assets:
Investment properties at cost	$1,164,689
Construction in progress	7,860
1,172,549
Less: accumulated depreciation	203,322
969,227

Cash and cash equivalents	15,596
Tenant receivables and accrued revenue, net (see below)	15,296
Deferred costs and other assets (see below)	154,571
Total assets	$1,154,690

Liabilities and members' equity:
Mortgage notes payable	$622,217
Accounts payable, accrued expenses, intangibles, and deferred revenues (see below)	145,081
Total liabilities	767,298
Members' equity	387,392
Total liabilities and members' equity	$1,154,690

Supplemental Balance Sheet Detail:

Tenant receivables and accrued revenue, net:
Straight-line receivable	$10,023
Tenant receivable	6,245
Unbilled receivables and other	1,181
Allowance for doubtful accounts, net	(2,153)
Total	$15,296

Deferred costs and other assets:
Deferred leasing, net	$13,283
In place lease intangibles, net	21,423
Acquired above market lease intangibles, net	21,849
Right of use asset	88,138
Mortgage and other escrow deposits	6,696
Prepaids, notes receivable and other assets, net	3,182
Total	$154,571

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$26,376
Below market leases, net	26,001
Lease liability	88,138
Other	4,566
Total	$145,081

Note: The amounts above represent the company's pro-rata share based upon the percentage of ownership interest per joint venture entity, but it should be noted that the company does not control the unconsolidated entities.

SUPPLEMENTAL INFORMATION | 23

GLOSSARY OF TERMS

- Average rent PSF	Average base minimum rent charge in effect for the reporting period for all tenants that qualify to be included in the occupancy as defined below.
- EBITDAre
Net income (loss) attributable to the company before interest, depreciation and amortization, gains/losses on sale of operating properties, impairment charges, income taxes and adjustments related to pro-rata share of unconsolidated entities. The calculation is consistent with the definition published by The National Association of Real Estate Investment Trusts ("NAREIT") in a white paper issued in September 2017.

- Funds from operations (FFO)
Funds From Operations ("FFO") is a supplemental non-GAAP measure utilized to evaluate the operating performance of real estate companies. NAREIT defines FFO as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles ("GAAP"), excluding (i) gains or losses from sales of operating real estate assets and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties and (iv) impairment of depreciable real estate and in substance real estate equity investments and (v) after adjustments for unconsolidated partnerships and joint ventures calculated to reflect funds from operations on the same basis.

- Funds from operations, as adjusted (AFFO)	AFFO is calculated by adjusting FFO as defined above for non-recurring items such as merger costs, non-recurring debt fee amortization charges, gain on debt extinguishment and similar items.
- Gross leasable area (GLA)	Measure of the total amount of leasable space in a property.
- Net operating income (NOI)
Revenues from all rental property less operating and maintenance expenses, real estate taxes and rent expense including the company's pro-rata share of real estate joint ventures. Excludes non-recurring items such as termination income, sales from outparcels, material insurance proceeds, and other noncash items such as straight-line rent and fair value adjustments.

- Occupancy
Occupancy is the percentage of total owned square footage ("GLA") which is leased as of the last day of the reporting period for tenants with terms of a year or more. For enclosed retail properties, all company owned space except for anchors, majors, office and outlots are included in the calculation. For open air properties, all owned GLA other than office are included in the calculation.

- Occupancy cost	Percent of tenant's total occupancy cost (rent and reimbursement of CAM, tax and insurance) to tenant sales for stores of 10,000 sf or less.
- Re-leasing spread
Re-leasing Spread is a ‘‘same space’’ measure that compares initial rent for new deals on individual spaces to expiring rents for prior tenants. For enclosed retail properties, majors, freestanding and office tenants are excluded. For open air properties, office tenants are excluded. The new rent is the weighted average of the initial cash Total Rent PSF for spaces leased during the trailing twelve month period, and includes new leases and existing tenant renewals and relocations (including expansions and downsizings). The prior rent is the weighted average of the final cash Total Rent PSF as of the month the tenant terminates or closes. Total Rent PSF includes Base Minimum Rent, common area maintenance ("CAM") and base percentage rent. It includes leasing activity on all spaces occupied by tenants as long as the opening and closing dates are within 24 months of one another.

- Sales PSF	Trailing twelve-month sales for in-line stores of 10,000 SF or less. Excludes freestanding stores and specialty tenants.

SUPPLEMENTAL INFORMATION | 24